Exhibit 10.17

EYE PATCH HOLDINGS LIMITED
(“The Lessor”)

GIBBONS MANAGEMENT SERVICES LIMITED
(“The Agent”)

-and-

WEST END CAPITAL MANAGEMENT (BERMUDA) LIMITED
(“The Lessee”)

LEASE

Relating to Second/Third Floor, Crawford House
Church Street, Hamilton, Bermuda

THIS LEASE is dated the 1st day of October 2005 and is made in duplicate

BETWEEN:

1.                                       EYE PATCH HOLDINGS LIMITED a company incorporated in and under the laws of the Islands of Bermuda (the “Lessor”)

GIBBONS MANAGEMENT SERVICES LIMITED a company incorporated in and under the laws of the Islands of Bermuda (the “Agent”)

AND

2.                                       WEST END CAPITAL MANAGEMENT (BERMUDA) LIMITED, a company incorporated in Bermuda and having its registered offices at 41 Cedar Avenue, Hamilton HM 12, Bermuda (the “Lessee”)

1.                                      DEFINITIONS

(1)                                  “the Building” shall mean that office building of which the Demised Premises forms part and which has been erected by the Lessor on land situate at Church Street, in the City of Hamilton in the Islands of Bermuda and known as “Crawford House”.

(2)                                  “Decorate” means to paint or otherwise treat as the case may be all surfaces usually or requiring to be so treated having first prepared such surfaces as may be necessary and to wash down all washable surfaces and to resort paint and make good the brickwork and stonework where necessary. ALL decoration shall be carried out with good quality materials and where painting is involved, two coats shall be applied.

(3)                                  “the Demised Premises” shall mean all those office premises situated on the second floor of the Building comprising an area of 3517 square feet and on the third floor of the Building comprising 3917 TOGETHER WITH the Lessors fixtures and fittings therein contained.

(4)                                  “the Lessor” and the “Lessee” shall include the successors and assigns and person or persons for the time being deriving title from or under the Lessor and the Lessee respectively.

(5)                                  “the Agent” shall mean all of the powers rights and remedies of the the Lessor in this Agreement may be exercised by the Agent and any act or thing done by the Agent in pursuance of this Licence Agreement shall deemed to be the act of the Lessor and shall be Binding upon the Lessor.

(6)                                  “Maintenance Expenses” shall mean the amount expended by the Lessor during each Maintenance Period in respect of the costs expenses and outgoings incurred in respect of the matters mentioned in the Third Schedule hereto.

(7)                                  “Maintenance Period” shall mean the financial year of the Lessor which is the period of 12 calendar months commencing on the 1st day of January and ending 31st December of each year during the Term.

(8)                                  “Rent” shall mean the rent and service charge provided for in clause 3 and any increase thereof. (Rent review every THREE years)

(9)                                  “Term” shall mean the period of TEN years commencing on the 1st day of October 2005 and ending on the 30th September 2015.

2.                                      DEMISE

In consideration of the Rent hereinafter reserved and the covenants and conditions on the part of the Lessee hereinafter contained the Lessor hereby demises to the Lessee ALL THAT the Demised Premises TOGETHER WITH the easements rights and privileges mentioned in the First Schedule hereto but subject to the exceptions and reservations mentioned in the Second Schedule hereto TO HOLD the Demised Premises unto the Lessee for the Term YIELDING AND PAYING to the Lessor the Rent.

3.                                      RENT AND SERVICE CHARGE

(i)                                     The Lessee shall pay to the Lessor a yearly rent for the Demised Premises of BD$297,359:88 (being equivalent to $40:00 per square foot for the Demised Premises) until the 30th day of September 2008 and such rent shall be payable by equal monthly installments in advance on the first day of each calendar month. The Lessee shall be entitled to commence possession of the Demised Premises from the date of execution of this Lease the first monthly payment being in respect of the period from the 1st day of October 2005 to the 31st day of October 2005 to be paid on the execution hereof.

(ii)                                  The Lessee shall pay to the Lessor by way of additional rent Maintenance Expenses for each Maintenance Period and so in proportion for any part thereof at the times and in the manner hereinafter provided.

(iii)                               The Lessee’s proportion of the Maintenance Expenses shall be calculated as the percentage of the square footage the Demised Premises bears towards the total square footage of the other parts of the Building which are determined by the Lessor exclusively.

(iv)                              (a)                                  The Lessee shall pay for the first year of the Term the sum of $5,868:58 per calendar month on account of the Maintenance Expenses. ($2,930:83 for the second floor and $2,937:75 for the third floor) The sum payable by the Lessee on account of the Maintenance Expenses shall be reviewed by the Lessor and the Lessee on an annual basis and within one month from the commencement of each Maintenance Period.

(b)                                 Within three months of the end of each Maintenance Period the Lessor shall cause proper accounts to be prepared showing the actual Maintenance Expenses for the period and shall provide the Lessee with a copy thereof. If the sums paid by the Lessee to the Lessor in accordance with paragraph 3(iv)(a) hereof exceed the Lessee’s proportion of the Maintenance Expenses shown in the accounts then such excess shall be forthwith repaid to the Lessee. If the sums paid by the Lessee to the Lessor in accordance with paragraph 3(iv)(a) are less than the Lessee’s proportion of the Maintenance Expenses shown in the accounts then such differences shall forthwith be paid by the Lessee to the Lessor.

(v)                                 IT IS HEREBY AGREED AND DECLARED

(a)                                  The Maintenance Expenses may in the discretion of the Lessor be increased to take into account any Interim Increase in the Maintenance Expenses payable by the Lessor during any Maintenance Period.

(b)                                 The Lessor shall if required by the Lessee cause the accounts to be audited and the costs of such audit shall be included and be a part of the Maintenance Expenses.

4.                                      RESTRICTIONS ON LESSEE

The Lessee so that this covenant shall be for the benefit and protection of the Building and the other tenants thereof and every part thereof hereby covenants with the Lessor and also as a separate covenant with every other Lessee for the time being of every other part of the Building that the Lessee and all persons deriving title through or under the Lessee will at all times hereafter observe the restrictions set forth in the Fourth Schedule thereof.

5.                                      LESSEES COVENANTS

The Lessee hereby covenants with the Lessor as follows:

(i)                                     RENT

To pay the Rent and the Maintenance Expenses and any other charges hereby reserved and agreed throughout the Term and in the manner hereinbefore appointed for payment thereof without any deduction whatsoever.

(ii)                                  FIT OUT

On vacating the Demised Premises the Lessee shall remove such of its fittings as the Landlord may reasonably require.

(iii)                               OUTGOINGS

To pay for and indemnify the Lessor against all telecommunication charges and electricity consumed and any other outgoings whatsoever payable in respect of the Demised Premises.

(iv)                              TAXES

To pay for and indemnify the Lessor against all taxes and charges which are now or during the Term charged or imposed in respect of the Demised Premises including the Corporation of Hamilton Tax and taxed payable under the Land Valuation and Tax Act 1967 or any Act for the time being amending or replacing the same.

(v)                                 MAINTAIN

To keep the Demised Premises and the Landlord’s fixtures and fittings therein in first class repair and condition making good any damage caused to the Demised Premises by any act or omission of the Lessee, its servants, agents and invitees and during the Term to replace from time to time any of the Lessor’s fixtures and fittings which may be or become beyond repair.

(vi)                              NOT TO ALTER

Not to cut, maim, alter or injure or permit to be cut, maimed, altered or injured any of the walls, timbers, floors or any other part of the Demised Premises nor without the previous consent in writing of the Lessor to make any alterations, additions, or improvements of any kind in or to the Demised Premises or any part thereof provided that if the Lessor does consent in writing to any alterations, additions or improvements, the Lessee will make good to the satisfaction of the Lessor any damage occasioned thereby and will remove and make good at its own expense any alterations, additions or improvements not so authorised by the Lessor.

(vii)                           DECORATE

To Decorate those parts of the Demised Premises as are painted at the commencement of the Term once in every three years and in the last year of the Term whenever and howsoever determined and to maintain all wall-coverings and other fabrics installed by the Lessee in first class repair and condition.

(viii)                        INSPECTION

To permit the Lessor with or without workmen or others at all reasonable times of the day (or at any time in an emergency) upon giving previous notice in writing to enter upon and provide access to the Demised Premises to view the state of repair and condition thereof and upon the Lessor serving upon the Lessee a notice specifying any defects or wants of reparation then and there found and requiring the Lessee forthwith to execute the same to the reasonable satisfaction of the Lessor. If the Lessee shall not within the period of one month after such notice or sooner if required in case of emergency proceed to repair and make good the same according to such notice and the covenants in that behalf hereinbefore contained then to permit the Lessor to enter upon the Demised Premises and execute such repairs the costs thereof to be a debit due from the Lessee to the Lessor and forthwith to be recoverable by action.

(ix)                                (a)                                  Not to do or permit or suffer to be done or omitted anything on any part of the Demised Premises which may render void or voidable any insurance policy maintained by the Lessor under clause 6(ii) hereof or which may increase the rate of premium payable in respect thereof and in any event to indemnify all other Lessees for loss suffered as a result of the Lessees own negligence the Lessees use of the Demised Premises.

(b)                                 Not at any time during the Term to use or occupy or permit to be used or occupied the Demised Premises otherwise than as offices and in particular not to use or permit the user of the Demised Premises or any part thereof for residential purposes and not to do or permit or suffer to be done on the Demised Premises any act or thing which may be or become a nuisance, disturbance, annoyance or inconvenience to the Lessor or the owners Lessees or occupiers of any adjoining or neighbouring premises or which may deteriorate or tend to deteriorate the value of any adjoining or neighbouring premises.

(c)                                  Not to use or permit to be sued the Demised Premises or any part thereof for any noxious, offensive, noisy or dangerous trade or business or use or permit to be used the same for any vexatious, illegal or immoral purpose or permit any drug or drugs to be taken into the Demised Premises or any part thereof nor use or permit to be used the Demised Premises as a betting shop, club, place of public entertainment or amusement arcade nor for any purpose at any time prohibited by any Government Municipal or other competent authority nor permit or suffer to be held upon the Demised Premises or any part thereof any sale by auction.

(d)                                 Not to exhibit or permit to be exhibited goods or chattels for sale or display or any other purpose on the corridors, staircases and landings of the Building not to place goods, packages or rubbish on the corridors, staircases and landings of the Building or on any of the pavements adjoining or adjacent to the Building nor allow the same to be obstructed in any way whatsoever or used for packing or unpacking goods and not to write or permit writing thereon, save only that rubbish for collection may be placed on a portion of the pavement adjoining the Building as agreed by the Lessor.

(e)                                  Not to keep or permit to be kept on the Demised Premises any petroleum products or material of a dangerous or explosive nature or the keeping of which may contravene any Statute or Local Regulation or Bye-Law or constitute a nuisance to the occupiers of neighbouring premises and not without the authority of the Lessor to use or permit to be used on the Demised Premises any machines (other than normal office machines).

(f)                                    Not to place any excessive weight or strain on the floors of the Demised Premises and to repair or pay the cost of repairing any damage which may be caused by a breach of this covenant or any other damage cause by the Lessee or the servants or agents of the Lessee to any adjoining or neighbouring premises (including the remainder of the Building).

(x)                                   ADVERTISEMENTS

Not to affix or set upon the Demised Premises or any part thereof, any placards, announcements, advertisements, signs, signboards, fascia advertisements or sky signs of any description PROVIDED ALWAYS that the Lessee shall have the right to exhibit the trading name and the type of business of the Lessee in a form approved by the Lessor on or at the entrance to the Demised Premises and on the notice boards in the Building to be arranged by the Lessor.

(xi)                                ASSIGNMENT

(a)                                  In the event of the Lessee wishing to assign or underlet or part with possession of the Demised Premises then the Lessee shall first offer in writing to the Lessor to make an absolute surrender of the unexpired balance of the Term PROVIDED THAT if the Lessor does not within 14 days accept in writing the surrender then the following shall apply.

(b)                                 Not to assign, mortgage, charge or underlet or part with the possession of the Demised Premises or any part thereof without the consent in writing of the Lessor which consent shall not be unreasonably withheld in the case of a responsible assignee but as a condition of such consent the Lessor will require to be made a party to such assignment to signify its consent and such assignment shall contain a covenant by the intended assignee to perform the covenants on the part of the Lessee contained in this Lease as if these covenants were therein repeated with the substitution of the name of then intended assignee for the name of Lessee and containing also a provision that the proviso for re-entry contained in this Lease shall take effect as if the covenant contained in such assignment were covenant on the part of the Lessee contained in this Lease and thereupon in respect of an assignment only the obligations of the Lessee or other assigning party under this Lease or any such assignment as aforesaid shall cease but without prejudice to any right of action against the Lessee or other assigning party for any antecedent thereof.

(c)                                  Within one calendar month after the execution of any assignment, mortgage, charge or devolution of the Demised Premises to deliver to the Lessor a duplicate copy of such assignment or other document under which such devolution arises for the Lessor’s retention.

(xii)                             ENTRY FOR DEVELOPMENT

To permit the Lessor after reasonable prior written notice to enter the Demised Premises in connection with the development of any adjoining or neighbouring premises subject to the Lessor exercising such right in a reasonable manner and taking all reasonable steps to minimise disruption of the Lessee’s business and making good any damaged caused to the Demised Premises thereby and in particular the Lessee shall not object (whether on Planning or other grounds) to the Lessor carrying out any development or other works on neighbouring or adjoining premises.

(xiii)                          ENTRY FOR REPAIR

To permit the Lessor after reasonable prior written notice at reasonable times (or at any time in an emergency) to enter upon the Demised Premises in connection with the maintenance repair examination or alteration of any neighbouring premises or anything serving the same and running through the Demised Promises or to com ply with any requirements of any competent authority the Lessor acting in a reasonable manner and making good any damage cause to the Demised Premises.

(xiv)                         RE-LETTING ON EXPIRY

The Lessee will permit the Lessor or its agents during the period of calendar months immediately preceding the expiration or sooner determination of the Term to affix notice boards of reasonable dimensions to conspicuous parts of the Demised Premises announcing that the Demised Premises are to be let or sold and at all reasonable times by appointment to show all intending Lessees or purchasers over the Demised Premises.

(xv)                            COMPLIANCE WITH STATUTES

(a)                                  To comply at all times and in all respects during the Term with all Act, Regulations, Bye-Laws and Orders whether made by Government, Municipal or other competent body or authority and comply with the conditions imposed thereby insofar as the same relate to or affect the Demised Premises and to do all such works as may be directed to be done in respect of the Demised Premises whether by the owner or the occupier thereof and at all times to indemnify and keep indemnified the Lessor against any breach non-performance or non-observance of any Act, Regulation, Bye-Law or Order and repay to the Lessor any costs, charge or expenses incurred by the Lessor in respect of such Acts, Regulations, Bye-Laws or Orders.

(b)                                 As often as is necessary to obtain at the Lessee’s expense (subject to the Lessors written consent first being obtained) all licenses, permissions and consents in respect of the use of the Demised Premises and to notify the Lessor of any refusals in respect thereof and pay, satisfy and keep the Lessor fully indemnified against all actions proceedings, damages, penalties, costs, charges, claims and demands whatsoever which may become payable in respect of the carrying out or maintenance by the Lessee of any operation on or use of the Demised Premises.

(xvi)                         EASEMENT AND ENCROACHMENTS

Not to obstruct any window or light belonging to the Demised Premises and to give immediate notice to the Lessor if the Lessee becomes aware of any easement affecting the Demised Premises which shall be made or a attempted and at the Lessors request and cost to adopt such means as may be reasonably required to prevent the same.

(xvii)                      INDEMNIFICATION

To be responsible for and to indemnify the Lessor against the cost of all damage occasioned to the Demised Premises or any other part of the Building or any adjacent or neighbouring premises and against all actions, costs, claims, demands and liability whatsoever in respect of injury or damage to personal property due to or arising from the act, neglect or default of the Lessee or any servants, agents, licensees or invitees of the Lessee.

(xviii)                   DISPOSAL OF REFUSE

To deposit all refuse from the Demised Premises in the refuse area as directed by the Lessor and not to deposit or dispose of such refuse in any other manner.

(xix)                           FALSE ALARM

To pay for or if necessary, reimburse the Lessor for all costs and charges incurred as a result of any false alarm occurring in the security of the Building caused by the Lessee or any servant or agent of the Lessee.

(xx)                              CONFORM TO MANAGEMENT REGULATIONS

To conform to the reasonable regulations from time to time laid down by the Lessor for the management of the Building for the comfort of the occupiers generally and also to conform to the regulations from time to time laid down by the Lessor as the method of bringing of fixing telephone or electric light or power or otherwise and other pipes, wires or conduits into the Demised Premises and to carry out the work in connection therewith to the satisfaction of the Lessor and to make good to the reasonable satisfaction of the Lessor any damage which may be caused by such work to the fabric of the Building.

(xxi)                           KEY HOLDERS

To provide to the Landlord the names, addresses and telephone numbers of all persons holding keys to the Demised Premises.

(xxii)                        YIELD UP TO LESSOR

(i)                                     At the expiration or sooner, determination of the Term quietly to yield up to the Lessor the Demised Premises with all fixtures and fittings which now or any time during the Term shall be thereon added in good and substantial repair and condition and decorated as aforesaid,

(ii)                                  If the Demised Premises are not delivered up at the determination of the Lease properly cleaned, decorated and repaired and available for immediate re-letting, then the Lessee will pay to the Lessor a sum equal to 1/365th of the annual rent payable at the determination of the Lease on a per diem basis until such time as the Lessors Surveyor certifies that the Lessee’s covenants hereunder have been complied with.

6.                                      LESSORS COVENANTS

The Lessor hereby covenants with the Lessee as follows:

(i)                                     QUIET ENJOYMENT

That the Lessee paying the Rent and other payments reserved hereunder and performing and observing the covenants and conditions on its part hereinbefore contained shall peaceably and quietly hold and enjoy the Demised Premises during the Term without any lawful interruption by the Lessor or any person rightfully claiming under or in trust for it.

(ii)                                  INSURANCE

To keep the Building insured under fully comprehensive cover to the full reinstatement value thereof and including public liability and such other risks as the Lessor may deem necessary in some insurance office of good repute and to make all payments necessary for that purpose when the same shall become due and payable.

(iii)                               REINSTATEMENT

In the event that the Building shall be damaged or destroyed by an insured risk the Lessor shall use all insurance monies received under any insurance policy to reinstate and make good the Building and the Demised Premises as soon as is practicable after such damage or destruction.

(iv)                              SUSPENSION OF RENT

In the event of the Demised Premises or any part thereof at any time during the Term being damaged or destroyed by an insured risk or any of them so as to be unfit for occupation and use and if the Lessors policy or policies of insurance shall not have been rendered void or voidable or payment of the policy monies refused in whole or in part by reason of any act or default of the Lessee then the Rent hereby reserved of a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises shall again be rendered fit for occupation and use and any dispute concerning this clause shall be determined by arbitration in accordance with the provisions of clause 9 hereof

(v)                                 MUTUAL COVENANTS

To require every person to whom it shall hereafter grant a Lease of any part of the Building to covenant to observe the restrictions set forth in the Fourth Schedule hereto.

(vi)                              MAINTENANCE OBLIGATIONS

That subject to the payment of the Rent and other payments hereinbefore reserved at the dates and in manner hereinbefore provided and to the observance and performance of the covenants and stipulations herein contained and on the part of the Lessee to be observed and performed the Lessor will carry on, perform or arrange for the carry out and performance of the several matters and things set forth in the Third Schedule hereto and will defray the costs and expenses thereof PROVIDED ALWAYS and without prejudice to the generality of the foregoing it is hereby expressly agreed that the Lessor may appoint at its own expense and remunerate a Managing Agent who by the terms of his contract shall be responsible to the Lessor for carrying out and performing the several matters and things set forth in the Third Schedule hereto and for arranging for the defraying of the costs and expenses thereof.

(vii)                           SIMILAR LEASES

That all or any part of the Building leased or to be leased by the Lessor shall contain substantially the same covenants and stipulations and conditions as are herein set forth except as to the dates of such Leases and the commencement date thereof.

7.                                      MUTUAL AGREEMENTS

It is hereby mutually agreed and declared as follows:

(i)                                     If and whenever the Rents or any other payments herein before reserved or any part thereof shall be in arrears and unpaid for 14 days next after the same shall have become due whether any formal or legal demand therefore shall have been made or not or if and whenever there shall be any breach non-observance or non-performance by the Lessee of any of the covenants on its part herein contained or if the Lessee or any assignee of the Lessee being an incorporated company shall enter into a liquidation whether voluntary or compulsory (except by way of reconstruction or amalgamation) then and in any such case it shall be lawful for the Lessor to enter into and upon all or any part of the Demised Premises in the name of the whole and thereupon this present demise shall absolutely determine and become void but without prejudice nevertheless to any right of action or remedy of the Lessor in respect of any antecedent breach by the Lessee of any of the covenants on its part herein contained.

(ii)                                  Without prejudice to any other right, remedy or power herein contained, if any Rents or other sums payable by the Lessee to the Lessor hereunder shall be due but unpaid for 14 days the Lessee shall pay to the Lessor interest on such outstanding amounts at the maximum rate of interest (which may vary from time to time) permitted by the Interest and Credit Charges (Regulations) Act 1975 or any Act for the time being amending, repealing or replacing the same calculated from the due date to the actual date of payment such interest to be paid by the Lessee to the Lessor by way of additional Rent.

(iii)                               The Lessor shall not be liable to the Lessee or any person claiming through the Lessee for any damage which may be caused by any defect of any plant or machinery or services in the Demised Premises or any neighbouring premises and the Lessor will not be liable for any injury caused on the Demised Premises to the Lessee, its servants, customers or visitors including tradesmen and the Lessee shall indemnify the Lessor against all claims, actions and proceedings in respect of such injury or claim.

(iv)                              The Lessor shall have the right to sell and transfer the Building and transfer and assign in whole or in part, by operation of law or otherwise, its rights and obligations hereunder whenever the Lessor in its sole judgement deems it appropriate without any liability to the Lessee and the Lessee shall attorn to any party to which the Lessor transfer the Building.

(v)                                 If the Lessee is desirous of taking a new Lease of the Demised Premises and gives written notice to the Lessor not less than four months and not more than six months before the expiration of the Term and if there is not at the time of service of such notice any existing breach or non-observance of any of the Lessee’s covenants the Lessor shall at the expense of the Lessee grant to it a new Lease for a further Term of TEN years at an increased rental commensurate with the Bermuda Government’s declared Cost of Living Index but not less than the rent being paid during the last

12 months of the previous Term and in default of agreement to be determined by arbitration as hereinafter provided and subject in all other respects to the same terms and conditions as are contained in the Lease.

8.                                      NOTICES

Any notice under the Lease shall be in writing. Any notice to the Lessee shall be sufficiently served if sent to the Lessee at the Demised Premises by registered post and any notice to the Lessor shall be sufficiently served if delivered at or sent by registered post to P.O. Box HM 1194. Hamilton, HM EX, Bermuda. Any notice sent by post shall be deemed to be given three days after the date on which it was posted to the address to which it is sent.

9.                                      ARBITRATION

If any dispute or question whatsoever touching or concerning this Lease shall arise between the parties hereto the matter in difference shall be submitted to one arbitrator to be appointed by agreement between the parties or in the absence of such agreement by three arbitrators one to be appointed by each of the parties hereto and the third to be appointed by the other two arbitrators such appointment to be made within thirty days of notification of the decision being taken to refer to arbitration and such submission shall be considered a reference to arbitration within the meaning the Arbitration Act 1986 or any Act for the time being in force amending or replacing the said Act.

10.                               PARAGRAPH HEADINGS

Paragraph headings do not form part of this Lease and shall not be taken into account in the construction of interpretation thereof.

IN WITNESS WHEREOF the parties to these presents hereunto caused their Common Seals to be affixed the day and year first before written.

THE FIRST SCHEDULE
(Lessee’s Easements Rights and Privileges)

(i)                                     The full and free right of passage and running water and soil in and through the sewers, drains and channels upon through or under any adjoining premises and the free and uninterrupted use of all electric telephone, cables and wires and other rights necessary for the enjoyment of the Demised Premises.

(ii)                                  The use in common with the Lessor and all others so authorised by the Lessor to the entrance, lobbies, hallways, stairways, passenger elevators, vehicular ramps, loading and unloading areas for the purposes only of ingress and egress to and from the Demised Premises.

(iii)                               The right to erect and thereafter maintain and repair throughout the Term no more than two communication satellite dishes upon the roof of the Building to be constructed in a workmanlike manner and to have access to the roof for the purposes of such erection maintenance and repair together with the right to run cables and wires connecting the Demised Premises with the satellite dishes in and through, over and under other parts of the Building. In exercising such right, the Lessee shall not cause any unnecessary disturbance or inconvenience to the Lessor or any other tenants of the Building and will at its own expense make good any damage that may be cause.

(iv)                              The benefit of the restrictions contained in the Leases of other parts of the Building granted or to be granted.

(v)                                 The right to sub-jacent and lateral support and to shelter and protection from the other parts of the Building.

SECOND SCHEDULE
(Exceptions and Reservations)

There is excepted and reserved out of this Lease unto the Lessor and the other Lessees of the Building:

(i)                                     All air conditioning units and duct and pipe-work connected therewith and the full and free passage and right of running water and soil, electric, telephone and other pipes, conduits, wire and cables through, upon or under the Demised Premises and the right to enter upon the same in order to make connections with, inspect, maintain, remove or replace such air conditioning units and other services.

(ii)                                  The right to alter any adjacent land or premises in any manner whatsoever and to let the same for any purpose or otherwise deal therewith notwithstanding the light or air to the Demised Premises is in any such case thereby diminished or prejudicially affected.

(iii)                               The right for the Lessor and its surveyor or agents with or without workmen and others at all reasonable times on notice (except in case of emergency) to enter the Demised Permises for the purpose of carrying out the obligations of the Lessor hereunder which said rights of entry will conform to the requirements set out in’ clause 5(viii) of the Lease.

(iv)                              The easements, rights and privileges equivalent to those set forth in the First Schedule hereof.

THIRD SCHEDULE
(Lessors Maintenance Obligations)

The management maintenance and repair of the Building and all the facilities thereof and the provision of all services in connection therewith including (but without prejudice to the generality of the foregoing):

(i)                                     Maintaining in good and substantial repair and condition the main structure and roof of the Building.

(ii)                                  The repairing, renewing, painting, glazing, maintaining, repainting and when necessary the rebuilding of the following parts of the Building namely the main structure (including foundations and footings) the external walls and external wood and ironwork, the joists, the roofs, canopies, the interior parts of the Building (excluding the interior of all premises demised) the air conditioning plant and equipment, the communal toilets used in common by the Lessee and others, the drains, the hot and cold water cisterns and pipes, the waste pipes, the main electricity cables, the heating apparatus, the ventilating apparatus and shafts and the fire prevention apparatus and security systems serving the Demised Premises in common with other parts of the Building.

(iii)                               The cleansing and lighting of the forecourts, staircases, passages, landings, communal toilets and other parts of the Building used in common by the Lessee with the Lessor and all other Lessees.

(iv)                              The insuring of the Building against the risks set out in clause 6(ii) hereof (including loss of rent and architects and surveyors fees).

(v)                                 The cost of supplying water in respect of the Building.

(vi)                              The provision of water heaters.

(vii)                           Any expenses deemed necessary or incurred in connection with the removal of refuse.

(viii)                        The cost of supplying electricity for all the machinery, equipment and apparatus employed in servicing the Building.

(ix)                                Paying all existing and future rates, taxes and assessments payable by Law in respect of the Building (other than any tax or other charge payable on the Demised Premises by the Lessee under the provisions of clause 5(iv) hereof).

(x)                                   The cost of employing staff for the performance of the duties and services before mentioned and for the security of the Building and all other incidental expenditures in relation to such employment including (but not by way of limitation) the payment of the statutory and such other insurance, health, welfare, pension and other payments, contributions, and premiums that the Lessor may in his discretion deem desirable or necessary the provision of uniforms, working clothes, tools, appliances, cleaning and other material, bins, receptacles and other equipment for proper performance of their duties and all costs and expenses incurred in providing suitable accommodation within the Building.

(xi)                                The cost of any audit fees incurred pursuant to clause 3(v)(c).

FOURTH SCHEDULE
(Restrictions on Lessee)

(i)                                     Not to throw or permit to be thrown anything whether of a liquid or solid nature from any part of the Demised Premises.

(ii)                                  Not to keep any animals on the Demised Premises.

(iii)                               Not to hang articles of any description from the exterior of any part of the Demised Premises or any other part of the Building except within the Demised Premises.

(iv)                              Not to keep any plants on the exterior windowsills or place thereon any ornaments or other things which might impair, alter or mar the uniformity or appearance of the Building.

(v)                                 Not to encumber or interfere with the access to or egress from or place or leave rubbish upon any parts of the Building used in common with other tenants thereof (other than such part thereof as is specifically reserved for such purpose).

(vi)                              Not to affix a radio, television, aerial t.v. or satellite dish to the exterior of the Demised Premises or to any other part of the Building without the written permission of the Lessor.

(vii)                           Not to make or allow any person to make any undue noise in or about the Demised Premises or any part of the Building.

(viii)                        Not to use water closets and other water apparatus for any purposes other than those for which they were constructed.

(ix)                                Not to permit any water or liquid to soak through the floors of the Demised Premises and in the even of such happening, to immediately rectify and make good all damage and injury to the premises so affected unless water from a defective main structure or roof of the Building.

(x)                                   To use all water on the Demised Premises sparingly and not have water running unnecessarily for any length of time.

(xi)                                To observe all such other rules and regulations from time to time (either in addition to or by way of substitution for these rules and regulations or any of them) as the Lessor may deem needful for the safety, care and cleanliness of the Building or for securing the comfort or convenience of the tenants of the Building generally.

FIFTH SCHEDULE
(Lessors Fixtures and Fittings)

(i)                                     All carpet and underlay installed in the Demised Premises.

(ii)                                  All partitions, doors, coverings, supports, bulkheads, uprights and supports fastenings and all other fitting integral to the partitioning works.

(iii)                               All kitchen cabinets and bathroom tiles, cabinets, vanity units, work surfaces, stall sets and plumbing fixtures.

(iv)                              All ceiling tile grid, air conditioning ducts, cupboard and defuser lighting throughout, light defusers and all wiring switches and electrical outlets.

The Common Seal of EYE PATCH HOLDINGS LIMITED was hereunto affixed	) ) )	[SEAL]
in the presence of	)

/s/

The Common Seal of GIBBONS MANAGEMENT SERVICES LIMITED	) ) )	[SEAL]

/s/

The Common Seal of	)
WEST END CAPITAL MANAGEMENT (BERMUDA) LIMITED	) )	/s/ David Brown
was hereunto affixed	)
in the presence of	)

	THIS IS TO CERTIFY THAT, In accordance with section 14 of the Stamp Duties Act 1976, full and proper duty has been paid on the original instrument.	[SEAL]

/s/
ACTING	Tax Commissioner